UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 5 , 2011

Commission File Number:  000-52369

Bond Laboratories, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
20-3464383
(IRS Employer Identification No.)

11011 Q Street, Building A Suite 106, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 5, 2011, Scott Landow resigned as the Chairman of the Board of Directors of Bond Laboratories, Inc. (the "Company"), and each of its subsidiaries. As a result of Mr. Landow's resignation, his service as a member of the Board of Directors of the Company and each of its subsidiaries terminates effective July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bond Laboratories, Inc.

Date:   July 6, 2011
By:	/s/ John Wilson

Name: John Wilson
Title: Chief Executive Officer